UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07145

T. Rowe Price International Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

International Stock Portfolio	June 30, 2013

Highlights

  International stock markets generated mixed results for the six-month period ended June 30, 2013.

  The portfolio returned -0.43% in the first half, modestly underperforming the benchmark MSCI All Country World Index ex USA.

  Our focus remains on buying companies with durable global franchises that can grow their earnings and cash flow at a double-digit rate over the long term.

  We are finding growth opportunities across a broad array of international stock markets and remain optimistic about the long-term prospects for emerging markets.

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price International Stock Portfolio

Dear Investor

During the past six months, many international markets have struggled to generate sustainable economic growth, especially in the eurozone, where the prospects for economic improvement have been painfully slow to materialize. Non-U.S. stock markets sold off on the prospect of tighter monetary policy, after the U.S. Federal Reserve announced in late May that it expects to start unwinding its asset purchase program later this year if the U.S. economy continues to improve. During the period, we added to our holdings in high-quality companies that generate solid cash flow and have long-term revenue and income growth potential. Slower-than-expected economic growth in several markets hurt select holdings. While the short term has been frustrating, we believe that our approach and our holdings offer the potential to generate solid returns over time.

Performance Review

The International Stock Portfolio returned -0.43% for the six months ended June 30, 2013. As shown in the Performance Comparison table, the fund underperformed the benchmark MSCI All Country World Index ex USA and the Lipper Variable Annuity Underlying International Growth Funds Average. Performance versus the MSCI index was hampered by stock selection in the financials and consumer discretionary sectors, while the portfolio benefited from stock selection in the industrials and business services, telecommunication services, and information technology sectors. Overall, our sector allocation decisions generated strong contributions, although an underweight in consumer staples and financials detracted from our comparison with the benchmark. We did a good job selecting stocks in North America and developed Europe, but stock selection and an underweight allocation to Japan hurt the portfolio’s relative performance.

Portfolio Strategy and Market Environment

In this report, we decided to diverge from our previous format of separating strategy from environment since the two seem to be at odds in some areas. We will explain why they were at odds, where it has helped or hurt your portfolio’s results, and what we are doing now. To start, I will restate our stock selection process and philosophy.

Our investment strategy is to buy and hold high-quality growth companies with a durable competitive advantage in their respective markets. The portfolio focuses on long-term performance and shuns fad investments and momentum trading. Over the long term, we believe that stock prices move with earnings and cash flow growth, meaning simply that if a company grows free cash flow by 15% a year, its stock should appreciate at roughly the same rate. We search for companies that we think can generate double-digit earnings growth over time by participating in expanding markets, taking market share, or improving profitability faster than sales. We think that if we can find those companies and pay a fair price for their stock, we can compound absolute returns at double-digit levels and provide solid long-term relative results.

In the past six months, several trends that we’d mentioned in prior letters persisted. We continued to see money moving into stable, high-cash-generative equities in mature international markets, including Europe, Canada, and Australia. We think that near-term cash flow is now valued at a larger-than-warranted premium versus long-term cash flow generation. This trend helped us a little in Europe, and it has been a generally neutral factor in Canada and Australia. Because cyclical growth stocks have underperformed, we have tilted the portfolio toward these areas by establishing positions in Banco Bilbao Vizcaya Argentaria (Spain) and Holcim (Switzerland) in the materials sector. At the same time, we took profits and eliminated some of our more stable consumer staples names, including Danone (France) and Tesco (UK). On a near-term basis, we are finding fewer compelling ideas in developed markets. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Across emerging markets, and particularly in the largest countries, investors have largely remained on the sidelines due to worries about changes in government leadership, policy issues, and slower-than-expected economic growth. Emerging markets underperformed in the period, and we admit that we were too early in expecting these markets to perform better. However, we continue to find attractive stocks for the long term at what we believe are reasonable prices. We’ve maintained most of our positions in developing markets, anticipating that these holdings will generate long-term growth and reward investors for their patience. We added to our position in Astro Malaysia Holdings and established a new position in BR Malls Participacoes (Brazil). Although these stocks were underwhelming in the reporting period, we view their growth potential as compelling.

Our Japanese holdings generated solid gains in the last six months. This reversal of fortune was spurred by a significant fiscal and monetary policy shift, which drove the Japanese stock market up more than 16% in dollar terms during the reporting period—particularly the companies that had been troubled by weak domestic growth and a strong yen over many years. We feel comfortable that our holdings will continue to perform well in this environment, and while we are encouraged by the government’s initiatives, our focus is on finding companies that we think can prosper over the intermediate to long term at a fair price.

We added several holdings in Japan, including Nissan Motor and FamilyMart, and eliminated several companies that participated in the market rally but had, in our assessment, limited prospects for fundamental improvement. Although our underweight allocation to Japan hurt our comparison with the benchmark, we are reluctant to drastically increase our allocation after such a steep runup. There is no arguing that we did not see and appreciate the real change in Japan soon enough. We were also wrong on the structural profitability of several emerging markets holdings. In our opinion, investors are underappreciating future growth and are too focused on dividends and the perceived safety in “defensive” stocks.

Portfolio Review

I’ll start the portfolio review with a few examples of decisions I made that hurt the portfolio’s near-term performance. The first was holding onto our stake in Baidu, a world-class Internet company and the leading Chinese-language search engine. We trimmed our position because we expected flat near-term earnings due to investments in video and mobile applications, but we should have sold more. We still like Baidu’s long-term prospects and believe that over time the stock will benefit from increased revenue and profit opportunities. Looking at 2014, we expect solid earnings growth and revenue gains. I remain confident that Baidu will be a strong positive contributor over the long term.

Another decision I made was not to shift the portfolio toward defensive, higher-yielding companies. Roche Holdings, for example, has been a “market darling” over the past year. It is a solid company, a global leader in pharmaceuticals and diagnostics, and it pays a fat dividend. However, we didn’t buy or own it because we think it offers modest earnings and cash flow growth and has limited uses for its cash. Its earnings are not expected to grow significantly, but it has chosen to pay out more dividends to shareholders, which the market has rewarded by bidding the shares higher. We view the divergent performance of Baidu and Roche as extreme and short-sighted.

Consumer discretionary and financials, as shown in the Sector Diversification table on page 3, represent more than 40% of the portfolio’s assets, and neither performed well on an absolute or relative basis. Consumer discretionary fared better, thanks in large part to media holdings. The sector’s performance benefited from two exceptionally strong stocks: longtime holding WPP (UK), a holding company for hundreds of advertising and marketing firms, and Bridgestone, a Japanese tire and rubber products manufacturer.

Among our financials sector holdings, the top performers were Mitsui Fudosan, a Japanese real estate developer that we eliminated late in the period; Credit Suisse, the Swiss financial services giant; and AXA, a French insurance and asset management provider. In contrast to consumer discretionary, our largest overweight allocation, the financials sector is our largest underweight. We added to both sectors over the past six months. We increased our stake in real estate developers, including Kerry Properties (Hong Kong) and Mitsubishi Estate (Japan), and initiated a position in BR Malls early in the year. Sony Financial (Japan) fell after it missed its sales and earnings targets. However, it is taking market share in its life insurance segment and trades at a discount to its intrinsic value. We believe that the company can grow its franchise value in the high single digits, and the stock’s discount should narrow over time.

Our industrials and business services sector holdings were the best absolute and relative performance contributors. We focus on companies that can generate durable growth in industries that display positive secular attributes, such as trading companies, professional services, and construction and engineering firms. German industrial and specialty chemicals distributor Brenntag was a solid contributor. It buys bulk chemicals and repackages them for sale to smaller companies. The company has a large global footprint and markets products in 160 countries worldwide and has done a good job of taking market share and exploiting the “middle man” role. DP World also generated strong results. This leading global port operator based in Dubai has 60 terminals worldwide and an estimated 10% global market share. DP either owns its ports outright or owns the 25- to 40-year concession to operate them. The company’s operating performance has been reasonably good, given the lackluster economic environment, and has benefited from little new competition. The stock has rebounded substantially from 2012 levels, and we used the strength to trim our position.

The energy and materials sectors posted losses. It was a tough environment for these companies as oil and commodity prices fell. We have below-benchmark allocations in both sectors, which contributed to relative performance, but stock selection detracted. We added to our positions in Tullow Oil (UK), Santos (Australia), and Petrobras (Brazil) on price weakness in the first quarter of 2013. Similarly, we added to several Canadian materials companies that declined, including Eldorado Gold and Potash Corporation of Saskatchewan.

Investment Outlook

The last six months included bouts of significant volatility. Stocks rallied and retreated on economic news; concerns about European, Japanese, and U.S. monetary policy; and uncertainty about global growth. As the period progressed, investors became increasingly risk averse. Inflation may become an issue at some point due to the extended period of loose monetary policies pursued by many central banks, but it is unlikely to become a problem for many months. In the not-too-distant future, we believe that investors will begin to feel more comfortable about investing in emerging markets and companies that have the potential to generate above-average revenues, earnings, and cash flow growth. This shift should be beneficial for the portfolio as it favors our bottom-up stock selection process and investment philosophy.

As always, we continue to work diligently on your behalf. We will attempt to identify and invest in what we believe are the most attractive companies for long-term investors, while maintaining a broadly diversified portfolio across sectors and countries.

Respectfully submitted,

Robert W. Smith
Chairman of the Investment Advisory Committee

July 13, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of International Investing

Portfolios that invest overseas generally carry more risk than those that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Portfolio Highlights

Performance and Expenses
T. Rowe Price International Stock Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price International Stock Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price International Stock Portfolio
June 30, 2013 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/13	Value 12/31/12
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 3^	$ 2,594	$ 12,263
T. Rowe Price Short-Term Reserve Fund, 0.02%	¤	¤	–^	5,328	–
Totals			$ 3	$ 7,922	$ 12,263

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 7,922
Dividend income	3
Interest income	–
Investment income	$ 3
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
June 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $244,635)	$	292,247
Receivable for investment securities sold		1,682
Foreign currency (cost $861)		853
Dividends receivable		544
Unrealized gain on forward currency exchange contracts		95
Cash		50
Receivable for shares sold		36
Other assets		2,560
Total assets		298,067
Liabilities		
Obligation to return securities lending collateral		5,328
Payable for investment securities purchased		1,448
Investment management and administrative fees payable		275
Payable for shares redeemed		124
Unrealized loss on forward currency exchange contracts		5
Other liabilities		2,200
Total liabilities		9,380
NET ASSETS	**$**	**288,687**
Net Assets Consist of:		
Undistributed net investment income	$	2,232
Accumulated undistributed net realized loss		(22,697)
Net unrealized gain		47,690
Paid-in capital applicable to 20,861,817 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		261,462
NET ASSETS	**$**	**288,687**
NET ASSET VALUE PER SHARE	**$**	**13.84**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,232	$ 3,246
Net realized gain	5,375	4,118
Change in net unrealized gain / loss	(8,820)	39,349
Increase (decrease) in net assets from operations	(1,213)	46,713
Distributions to shareholders		
Net investment income	–	(3,585)
Capital share transactions*		
Shares sold	12,719	37,882
Distributions reinvested	–	3,585
Shares redeemed	(23,172)	(41,681)
Decrease in net assets from capital share transactions	(10,453)	(214)
Net Assets		
Increase (decrease) during period	(11,666)	42,914
Beginning of period	300,353	257,439
End of period	**$ 288,687**	**$ 300,353**
Undistributed net investment income	2,232	–
*Share information		
Shares sold	878	2,868
Distributions reinvested	–	259
Shares redeemed	(1,622)	(3,192)
Decrease in shares outstanding	(744)	(65)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 2013 (Unaudited)

T. Rowe Price International Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $0 for the six months ended June 30, 2013.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2013, the fund held foreign exchange derivatives with a fair value of $95,000, included in Unrealized gain on forward currency exchange contracts, and $5,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2013, the fund recognized $90,000 of gain on foreign exchange derivatives, included in change in unrealized gain/loss on Foreign Currency Transactions on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as swaps, forward currency exchange contracts, and options, that are transacted in OTC markets and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) and/or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all derivatives with the counterparty typically would be liquidated and a net amount settled. ISDAs typically include collateral agreements, whereas FX letters do not. Collateral requirements are determined and transfers are made based on the net aggregate unrealized gain or loss on all OTC derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Collateral posted pursuant to an ISDA is held in a segregated account by the fund’s custodian. Cash posted by the fund as collateral is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of June 30, 2013, no collateral was pledged by either the fund or counterparties for OTC derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2013, approximately 23% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $5,038,000; the value of cash collateral and related investments was $5,328,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $75,091,000 and $78,601,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2012, the fund had $24,374,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At June 30, 2013, the cost of investments for federal income tax purposes was $246,702,000. Net unrealized gain aggregated $45,623,000 at period-end, of which $61,441,000 related to appreciated investments and $15,818,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2013, the fund had no deferred tax liability attributable to foreign securities and $1,817,000 of foreign capital loss carryforwards, including $557,000 that expire in 2017, $540,000 that expire in 2018, $212,000 that expire in 2019, $502,000 that expire in 2020, and $6,000 that expire in 2021.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd., wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 1.05% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment Subadvisory agreements (Subadvisory Contracts) that the Adviser has entered into with T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd. (Subadvisors) on behalf of the fund. In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. Under the Subadvisory Contracts, the Advisor may pay either Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the fund’s single-fee structure continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds, and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013